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                                                                  EXHIBIT 27(e)5

POLICY CHANGE APPLICATION
NO UNDERWRITING REQUIRED

                                                                  MINNESOTA LIFE

MINNESOTA LIFE INSURANCE COMPANY - Policyowner Services
400 Robert Street North - St. Paul, Minnesota 55101 -2098

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
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A. REQUEST            Policy Number(s)                            Insured Name (last, first, middle)
   INFORMATION
                      ------------------------------------------------------------------------------------------------------
                      Money Submitted with Application            Effective Date of Change

   Make all checks                                                [ ] Current Date   [ ] Other (Indicate mm/dd/yy and reason)
   payable to         $_________________________
   Minnesota Life.
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B.  OWNER             Owner Name (last, first, middle)                   Social Security/Tax ID Number
    INFORMATION       ------------------------------------------------------------------------------------------------------
                      Telephone Number      [ ] Home              E-Mail Address
                                            [ ] Business

C. ADDRESS            [ ] Change Owner Home Address
   ADJUSTMENTS        [ ] Add/Change Mailing Address
                         [ ] Premium Notices Only   [ ] All Correspondence other than Premium Notice  [ ] All Mail
                      ------------------------------------------------------------------------------------------------------
                      Name (last, first, middle)

                      ------------------------------------------------------------------------------------------------------
                      Address

                      ------------------------------------------------------------------------------------------------------
                      City                                                             State           Zip

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D.  FACE AMOUNT       [ ] Change Face Amount To: $______________________________
    ADJUSTMENTS       (Unless otherwise indicated, for Adjustable products, we will maintain the premium and adjust the plan.)

                      [ ] Cost of Living Alternate Exercise      [ ] Face Amount Increase Agreement/AIO/AIOW Exercise
                                                                     [ ] Alternate Option Date:---------------(Attach Proof)
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E. PREMIUM AND        PREMIUM ADJUSTMENT
   BILLING            [ ] Change ANNUAL Premium Amount To: $________________________ (Indicate total ANNUAL premium)
   INFORMATION        (Unless otherwise indicated, for Adjustable products, we will maintain the face amount and adjust the plan.)

                      PAYMENT METHOD
                      [ ] Annual               [ ] Monthly Automatic Payment Plan (APP) Plan Number:___________________
                                                  (If new plan, submit APP Authorization)
                      [ ] Semi-Annual          [ ] List Bill Plan Number:_______________________________
                                                  (If new plan, submit List Bill form)
                      [ ] Quarterly            [ ] Payroll Deduction Plan (PRD) Plan Number:______________________
                      ------------------------------------------------------------------------------------------------------
                      NON-REPEATING PREMIUM (NRP)
                      [ ] Regular NRP $________________        [ ] Increase face by        [ ] Do not increase face by
                         ($500 minimum required)                   NRP amount                  NRP amount
                      [ ] 1035  NRP $____________________

                      [ ] Billable NRP $_____________ (Indicate total ANNUAL NRP)
                         (Minimum annual $600 NRP required. Minimum annual $2,400 base premium required.)

                      PAYMENT METHOD FOR NON-REPEATING PREMIUM (Billable only)
                      (If base premium is paid through a List Bill, the NRP must also be billed through the same List Bill.)

                      [ ] Annual               [ ] APP Monthly Plan Number:____________________________
                                                  (If new plan, submit APP Authorization)
                      [ ] Semi-Annual          [ ] PRD Plan Number:______________________

                      [ ] Quarterly
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F. PLAN               [ ] Change Plan of Insurance To:   [ ] Life at Age:______________  [ ] Protection to Age:________________
   ADJUSTMENTS            (Unless otherwise indicated, for Adjustable products, we will maintain the face amount and adjust the premium.)
                      ---------------------------------------------------------------------------------------------------------
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F. 59537 8-2003
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G. PARTIAL SURRENDERS           [ ] Partial Surrender For Cash ($500 minimum)    [ ] Partial Surrender To Eliminate Policy Loan
                                    $___________________OR [ ] Max Amount            (Dividend additions and accumulations will be
                                                              Allowable              surrendered first.)
                                    Face Amount will be reduced.                     Face Amount will be reduced.
                                ---------------------------------------------------------------------------------------------------
                                IF A CORRECT SOCIAL SECURITY OR TAX ID NUMBER IS NOT PROVIDED, THE IRS REQUIRES
                                MINNESOTA LIFE TO WITHHOLD 10% OF ANY TAXABLE GAIN, IRRESPECTIVE OF THE
                                WITHHOLDING ELECTION. THIS APPLIES TO ALL PARTIAL SURRENDERS AND LOAN
                                ELIMINATIONS WITH TAXABLE GAIN.
                                [ ] Yes, I elect withholding     [ ] No, I do not elect withholding
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H. CONVERSIONS                  [ ] Convert Term Insurance At Attained Age       [ ] Partial Conversion Amount: $_______________
                                                                                     [ ] Retain Balance       [ ] Surrender Balance
                                   Select Product:
                                   [ ] Variable Adjustable Life          [ ] Adjustable Life
                                   [ ] Variable Adjustable Life Horizon  [ ] Adjustable Life Summit
                                   [ ] Other_________________________    [ ] Other
                                   For Variable Adjustable products, the Death Benefit option defaults to Cash if none selected.
                                   For Adjustable products, the Dividend Option will be Policy Improvement if none selected.
                                ---------------------------------------------------------------------------------------------------
                                [ ] Convert Term Insurance Into Existing Policy
                                    Existing Policy Number:___________________

                                [ ] Convert Term Agreement
                                    Term Agreement:___________________________   Insured Name:______________________________
                                ---------------------------------------------------------------------------------------------------
                                AUTOMATIC PREMIUM LOAN (APL) PROVISION IS AUTOMATICALLY ADDED AT CONVERSION UNLESS
                                INDICATED HERE: [ ] Omit Automatic Premium Loan
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I.  ROLLOVERS                   [ ] Rollover At Attained Age                      [ ] Combine Policies And Rollover At Attained Age
                                    Select Product:
If combining                        [ ] Variable Adjustable Life                  [ ] Adjustable Life
policies with                       [ ] Variable Adjustable Life Horizon          [ ] Adjustable Life Summit
different                           [ ] Other_______________________              [ ] Other_______________
beneficiaries,                      For Variable Adjustable products, the Death Benefit Option defaults to Cash if none selected.
submit Beneficiary                  For Adjustable products, the Dividend Option will be Policy Improvement if none selected.
Change forms.
                                ---------------------------------------------------------------------------------------------------
                                AUTOMATIC PREMIUM LOAN (APL) PROVISION IS AUTOMATICALLY ADDED AT ROLLOVER UNLESS INDICATED
                                HERE: [ ] Omit Automatic Premium Loan
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J. OTHER                        [ ] Change Death Benefit Option To:                              [ ] Change Dividend Option To:
   ADJUSTMENTS                      [ ] Cash  [ ] Protection (generally requires underwriting)      ________________________________
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K. ADDITIONAL                   [ ] MAINTAIN Current Annual Premium       [ ] CHANGE Current  Annual Premium Accordingly
   BENEFITS AND
   AGREEMENTS                                                                                     DECREASE         NEW
                                                                           ADD      REMOVE         AMOUNT        AMOUNT
Select only those               Additional Insured Agreement                          [ ]             [ ]         $_______
agreements                      Additional Term Protection                            [ ]
available on the                Adjustable Survivorship Life Agreement                [ ]             [ ]         $_______
products applied                Designated Life:___________________
for.                            Automatic Premium Loan                     [ ]        [ ]                         $_______
                                Business Continuation Agreement                       [ ]             [ ]         $_______
                                Designated Life:_____________
                                Cost of Living Agreement                              [ ]
                                Face Amount Increase Agreement                        [ ]             [ ]         $_______
                                Family Term - Children's Agreement                    [ ]             [ ]         $_______
                                Family Term - Spouse Agreement                        [ ]             [ ]         $_______
                                Guaranteed Protection Waiver                          [ ]
                                Inflation Agreement                                   [ ]
                                Policy Enhanced Rider                                 [ ]             [ ]          _______%
                                (Indicate a whole number from 3 to 10%)
                                Waiver of Premium Agreement                           [ ]
                                Other:______________________                          [ ]             [ ]
                                ---------------------------------------------------------------------------------------------------
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                                                               F. 59537-2 8-2003

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L. LIFE INSURANCE               Does the proposed insured have any life insurance or annuity in force or        [ ] Yes  [ ] No
   IN FORCE AND                 pending?
   REPLACEMENT
                                Has there been or will there be replacement of any existing life insurance or   [ ] Yes  [ ] No
   Submit appropriate           annuity, as a result of this application? (Replacement includes, but is not
   replacement forms            limited to, a lapse, surrender, 1035 Exchange, loan, withdrawal, or other
   (not needed if               change to any existing life insurance or annuity.) If yes, provide details on
   replacing group              the Replacement Disclosure Statement.
   coverage).
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M. ADDITIONAL
   REMARKS
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N. HOME OFFICE                  HOME OFFICE CORRECTIONS OR ADDITIONS
   ENDORSEMENTS
                                Acceptance of the policy shall ratify changes entered here by Minnesota Life. Not to be used in
                                IA, IL, KS, KY, MD, MI, MN, MO, NH, NJ, OR, PA, TX, WI, or WV for change in age, amount, classification, plan or benefits unless agreed to in writing.
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O. AGREEMENTS                   AGREEMENTS: I have read, or had read to me the statements and answers recorded on my application. They are given to obtain this insurance and are, to the best of my knowledge and belief, true, complete, and correctly recorded. I agree that they will become part of this application and any policy issued on it.

                                VARIABLE ADJUSTABLE LIFE: I UNDERSTAND THAT THE AMOUNT OR THE DURATION OF THE DEATH
                                BENEFIT (OR BOTH) OF THE POLICY APPLIED FOR MAY INCREASE OR DECREASE DEPENDING ON THE
                                INVESTMENT RESULTS OF THE SUB-ACCOUNTS OF THE SEPARATE ACCOUNT. I UNDERSTAND THAT THE
                                ACTUAL CASH VALUE OF THE POLICY APPLIED FOR INCREASES AND DECREASES DEPENDING ON THE
                                INVESTMENT RESULTS. THERE IS NO MINIMUM ACTUAL CASH VALUE FOR THE POLICY VALUES INVESTED IN
                                THESE SUB-ACCOUNTS.

                                FRAUD WARNING: Any person who, with intent to defraud or knowing that he/she is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud.
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
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Owner Signature (If other than Insured)             Date          City                             State
(Give title if signed on behalf of a business)
X
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Assignee Signature                                  Date          City                             State
(Give title if signed on behalf of a business)
X
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Irrevocable Beneficiary Signature                   Date          City                             State
(Give title if signed on behalf of a business)
X
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Parent/Conservator/Guardian Signature               Date          City                             State
(Juvenile Applications)
X
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I believe that the information provided by this applicant is true and accurate.
I certify I have accurately recorded all information given by the Insured(s).
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Licensed Representative Signature                                               Date
X
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                                                               F. 59537-3 8-2003